EATON VANCE TAX-MANAGED SMALL-CAP FUND

Supplement to Prospectus and
Summary Prospectus dated March 1, 2017

Class B shares of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund.  All references to Class B shares of the Fund are hereby removed.

September 20, 2017

26848 9.20.17